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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported
 May 29, 2003

ADC TELECOMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

MINNESOTA
(State or other jurisdiction of incorporation of organization)

0-1424	41-0743912
(Commission File Number)	(IRS Employer Identification Number)

13625 Technology Drive, Eden Prairie, Minnesota 55344
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (952) 938-8080

Item 5.    OTHER EVENTS

        Attached hereto as Exhibit 99 are updated risk factors of ADC Telecommunications, Inc. .

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

  Exhibit 99    Risk Factors

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADC TELECOMMUNICATIONS, INC.
Registrant
Date: May 29, 2003	By	/s/Robert E. Switz
		Name:	Robert E. Switz
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit

99	Risk Factors

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SIGNATURES
Exhibit Index